3. Inventories (Details) - USD ($)	Sep. 30, 2015	Dec. 31, 2014	Dec. 31, 2013
Inventories Details
Raw materials	$ 468,578	$ 332,804	$ 440,723
Work in process	22,383	0
Finished goods (including $142,600 and $85,600 held by customers at September 30, 2015 and December 31, 2014, respectively) (including $304,500 and $85,600 held by customers at December 31, 2013 and 2014, respectively)	896,848	1,391,703	1,273,358
Total inventories	$ 1,387,809	$ 1,724,507	$ 1,714,081